UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2023

CHART INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11442	34-1712937
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2200 Airport Industrial Drive Ball Ground, Georgia	30107
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (770) 721-8800

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	GTLS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Chart Industries, Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”) on May 25, 2023. At the Annual Meeting, the following matters were submitted to a vote:

•	the election of ten directors for a term of one year;

•	the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023;

•	the approval, on an advisory basis, of the Company’s executive compensation; and

•	the approval, on an advisory basis, of the frequency of future advisory votes on the Company’s executive compensation.

As of the March 28, 2023 record date, there were 41,953,941 shares of common stock outstanding and entitled to vote at the Annual Meeting. The holders of 39,229,900 shares were represented at the Annual Meeting, constituting a quorum.

At the Annual Meeting, all of the proposals were approved as recommended to stockholders in the definitive proxy statement (the “Proxy Statement”) for the Annual Meeting. All ten directors were elected, the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2023 was ratified, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, was approved on an advisory basis, and stockholders indicated their preference to hold future votes on executive compensation on an annual basis.

The vote with respect to the election of directors was as follows:

Election of Directors	For	Withheld	Broker Non-Votes
Jillian C. Evanko	36,961,433	565,754	1,702,713
Andrew C. Cichocki	37,487,153	40,034	1,702,713
Paula M. Harris	36,898,487	628,700	1,702,713
Linda A. Harty	36,689,133	838,054	1,702,713
Paul E. Mahoney	37,466,587	60,600	1,702,713
Singleton B. McAllister	36,652,497	874,690	1,702,713
Michael L. Molinini	36,462,086	1,065,101	1,702,713
David M. Sagehorn	36,900,272	626,915	1,702,713
Spencer S. Stiles	37,465,958	61,229	1,702,713
Roger A. Strauch	36,851,242	675,945	1,702,713

The vote with respect to the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm was as follows:

	For	Against	Abstain	Broker Non-Votes
Ratification of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm	39,196,917	16,029	16,954	0

The advisory vote with respect to the approval of the compensation of the Company’s named executive officers was as follows:

	For	Against	Abstain	Broker Non-Votes
Approval, on an Advisory Basis, of the Company’s Executive Compensation	33,943,116	3,556,611	27,460	1,702,713

The advisory vote with respect to the frequency of future advisory votes on the Company’s executive compensation was as follows:

	1 Year	2 Years	3 Years	Abstain
Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation	36,845,314	9,819	647,417	24,637

Consistent with the advisory vote on the frequency of future advisory votes on executive compensation, the Company plans to continue to hold an annual advisory vote on executive compensation.

For information on how the votes for the above matters were tabulated, see the Proxy Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chart Industries, Inc.

Date: May 25, 2023

	By:	/s/ Jillian C. Evanko
Jillian C. Evanko
President and Chief Executive Officer